UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 26, 2005

PAIN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

416 Browning Way South San Francisco, CA	94080

(Address of principal executive offices)	(Zip Code)

Registrant´s telephone number, including area code	(650) 624-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On January 26, 2005, Pain Therapeutics, Inc., (the “Company”) issued a press release announcing the Company´s financial results for the fourth quarter and year ended December 31, 2004.  A copy of the Press Release has been furnished as an exhibit to this report and is incorporated by reference herein.

The information in this Item 2.02, in Item 9.01 hereof and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

Item 9.01.     Financial Statement and Exhibits.

The following exhibit is furnished as part of this report n accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description

99.1	Press Release of Pain Therapeutics, Inc. dated January 26, 2005

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAIN THERAPEUTICS, INC.

Date January 26, 2005
/s/PETER S. RODDY

Peter S. Roddy
Chief Financial Officer